UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Blvd.,	Austin,	Texas	78727
(Address of principal executive offices)			(Zip Code)

(512)	219-8020
Registrant’s Telephone Number, Including Area Code
None
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	LMNX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Luminex Corporation (the “Company”) on May 13, 2020 (the “Original Form 8-K”), reporting the consummation of the previously announced offering of $260 million aggregate principal amount of 3.00% Convertible Senior Notes (the “Notes”) in a private placement (the “Offering”) and the convertible note hedge and warrant transactions entered into in connection with the Offering. The Original Form 8-K inadvertently reported in the first sentence of Item 1.01 thereof that the issuance of the Notes pursuant to an Indenture, dated May 13, 2020, between the Company and Wilmington Trust National Association (the “Indenture”), occurred on March 13, 2020, rather than the correct date of May 13, 2020. This Amendment amends and restates the first sentence of Item 1.01 of the Original Form 8-K solely to correct the date of the issuance of the Notes. Other than the foregoing correction, no other changes are being made to the Original Form 8-K and the exhibits thereto.

Item 1.01. Entry into a Material Definitive Agreement

The first sentence of Item 1.01 of the Original Form 8-K is hereby deleted in its entirety and replaced with the following:

On May 13, 2020, in connection with a previously announced private offering, Luminex Corporation (the “Company”) issued $260 million aggregate principal amount of 3.00% Convertible Senior Notes due 2025 (the “Notes”) in a private placement to certain institutional investors, each of which is both (i) qualified as an “accredited investor” as set forth in Rule 501(a)(1)-(3) and (7) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: May 14, 2020	By:	/s/ Harriss T. Currie
	Name:	Harriss T. Currie
	Title:	Chief Financial Officer, Senior Vice President of Finance
(Principal Financial Officer)